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                                                                   EXHIBIT 10.15

                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2



                                                                  8 Oktober 1997

                   CONTRACT RESEARCH AND DEVELOPMENT AGREEMENT


THIS CONTRACT RESEARCH AND DEVELOPMENT AGREEMENT ("Agreement") is made effective as of October 22, 1997 ("Effective Date"), by and among Coulter Pharmaceutical, Inc. ("COULTER"), a Delaware corporation having a place of business at 550 California Avenue, Palo Alto, California 94306-144Q, U.S.A., and Dr. Karl THOMAE GmbH ("THOMAE") a German corporation having its principal place of business at Birkendorfer Strabe 65, 88397 Biberach an der Riss, Federal Republic of Germany.

BACKGROUND

COULTER is the proprietor of a [...***...] cell line known as B1 which produces [...***...] monoclonal antibody ANTI B1.

THOMAE owns specialized [...***...] facilities that may be suitable for production of ANTI lB1, and employs personnel who have experience in [...***...] processes as well as in CMC registration of biopharmaceuticals.

COULTER desires to have THOMAE personnel evaluate the THOMAE generic manufacturing process for the COULTER B1 Cell Line and sterile liquid filling of the resulting product in THOMAE's facilities.

COULTER and THOMAE have previously entered into a Material Transfer Agreement dated December 3/5, 1996 to evaluate the Cell Line with THOMAE's serum free medium.

The parties have already entered into a Feasibility Agreement, signed by Coulter May 9, 1997, covering the evaluation of a generic manufacturing process developed by Thomae, applied to the Anti-B1 Antibody and equivalence testing of the resulting product, and the Amendment No. 1 dated June 2, 1997 covering period from April 1, 1997 to December 31, 1997 for the scale up to the [...***...].


AGREEMENT

IN CONSIDERATION OF the mutual covenants set forth in this Agreement, THOMAE, and COULTER hereby agree as follows:

1.      DEFINITIONS.

1.1 "COULTER" shall mean Coulter Pharmaceutical Inc. as laid down first above.

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1.2     "COULTER Confidential Information" shall mean the Cell Line, Process,
        Product and all technical and other information relating thereto, excluding the THOMAE Confidential Information that is disclosed or supplied to THOMAE by COULTER pursuant to this Agreement whether patented or unpatented, including, without limitation, trade secrets, know-how, processes, concepts, experimental methods and results and business and scientific plans.

1.3 "ANTI B1" shall mean the [...***...] antibody directed against B-cells, [...***...].

1.4 "Cell Line" shall mean the novel and proprietary cell line [...***...] developed by COULTER and provided to THOMAE pursuant to the terms of this Agreement, including, without limitation, all modifications, analogs, progeny, other improvements and derivatives of such cell line.

1.5 "Certificate of Analysis" shall mean a document describing testing methods and results, the accuracy of which has been certified by the issuing party.

1.6 "Effective Date" shall mean the date first above written, which shall be the effective date of this Agreement.

1.7 "GMP" shall mean the regulatory requirements for good manufacturing practices promulgated by the FDA under the United States Federal Food, Drug and Cosmetic Act, as amended, 21 C.F.R. Section 210 et seq and 21 C.F.R. Sections 600-610, as applicable.

1.8 "Master Cell Bank" shall mean COULTER's reference deposit or collection of vials of the Cell Line, from which THOMAE's cell banks (Master Cell Bank and Working Cell Bank) is derived.

1.9 "Process" shall refer to a generic THOMAE process for using the Cell Line, including defined procedures, equipment and analytical methodologies for in-process control, release testing and Product characterization, that has been developed by THOMAE to the [...***...] fermentation scale. The present Process is laid down in APPENDIX 8.

1.10 "Product" shall mean the ANTI B1 produced by THOMAE using the Cell Line in accordance with the Process.

1.11 "Project" shall mean the activities and work to be performed as laid down in the respective chapter of the Master Project plan attached hereto as APPENDIX 1. The primary objectives, which will be to establish, to adapt and scale up the Process in the THOMAE facility, successfully demonstrate that equivalent Product can be reproducibly manufactured in THOMAE's facilities, and generate a comprehensive report compiling all relevant data generated hereunder. A proposed timeline for the Project is included in Appendix 1.

1.12    "Project Fee" shall have the meaning specified in Section 6 hereof.

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1.13    "Project Manager" shall have the meaning specified in Section 2.1 hereof.

1.14    "Project Team" shall have the meaning specified in Section 2.2 hereof.

1.15    "Start Date" shall mean [...***...].

1.16 "THOMAE Confidential Information" shall mean all technical and other information relating to THOMAE's facilities and associated technologies, excluding the COULTER Confidential Information that is disclosed or supplied to, or used on behalf of, COULTER by THOMAE pursuant to this Agreement, whether patented or unpatented, including, without limitation, trade secrets, know-how, processes, concepts, experimental methods and results and business and scientific plans.

1.17 "Working Cell Bank" shall mean THOMAE's vialed collection serially subcultivated cells that is derived from the COULTER Master Cell Bank. The Working Cell Bank is used to establish seed cultures of the Cell Line to initiate the Process.

1.18 "Specifications" shall mean the specifications for the Product and the respective test methods attached hereto as APPENDIX 5 on the basis of the specifications provided by COULTER and as such specifications may be amended from time to time by mutual agreement of COULTER and THOMAE according to further development of the Process and Product.

2.      COOPERATION BETWEEN THE PARTIES IN THE COURSE OF THE PROJECT.

2.1     Designation of Project Manager.
        THOMAE and COULTER shall each identify a Project Manager who will be responsible for communicating all instructions and information concerning the Project to the other party. Each Project Manager will be available on an agreed upon bi-monthly basis for consultation at pre-arranged times during the course of the Project. In the absence of the Project Manager, a substitute shall be appointed. Additional modes or methods of communication and decision making may be implemented with the mutual consent of each party.

2.2     Project Team.
        THOMAE and COULTER shall each name representatives to a Project Team, which shall consist of knowledgeable specialists in appropriate disciplines who shall be responsible for planning and executing the Project and any subsequent interactions between the parties. At regular intervals, the Project Managers shall schedule meetings between each company's representatives for the purpose of communicating project updates and providing a forum for strategic decision making and rapid resolution of issues. Joint project meetings shall be conducted by telephoneconference, video conference and face to face meetings. Meeting minutes shall be prepared jointly by the Project Managers to record all issues discussed and decisions made. The present list of the members of the Project Team is attached hereto as Appendix 6. The members of the Project Team may be changed from time to time as appropriate.

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2.3     Cooperation.
        In the course of the Project, THOMAE will at all times take into consideration and implement the recommendations of COULTER as long as they do not adversely affect THOMAE's ability to perform other THOMAE biotech operations and are agreed upon by the Project Team; in the absence of explicit instructions from COULTER, THOMAE shall be entitled to employ its reasonable judgment in carrying out the Project consistent with THOMAE's overall obligations under this Agreement. THOMAE shall be entitled to rely upon any written instructions or oral directives confirmed in writing provided by any COULTER representative and shall not be responsible for failure to achieve any objective or the inability to adhere to any guideline due to causes beyond the control of THOMAE including, but not limited to technical failures, incomplete direction or documentation of Process variables.

2.4     Disputes.
        In the event that a disagreement, dispute, controversy or claim should arise relating to scientific or technical issues, the parties will attempt in good faith to resolve their differences. If the parties are unable to resolve such dispute, COULTER shall have the final decision. THOMAE then shall follow the decision of COULTER at the sole risk of COULTER if and as long as such decision doesn't affect the Master Projectplan attached hereto as APPENDIX 1 with regard to costs and/or time. If the latter is the case the parties shall have to agree as laid down in paragraph 4.4 below.

2.5     FDA Interaction.
        THOMAE has the express right to send representatives to any meeting of or on behalf of COULTER with the FDA for discussions (regarding the CMC-part of BLA) involving the Product. THOMAE shall have advance notice of at least thirty (30) days before any meeting scheduled with the FDA.

2.6     Access to Facilities.
        THOMAE shall permit COULTER, upon reasonable prior notice to THOMAE, to review the originals of all batch records and other primary documents at its facilities. THOMAE shall allow COULTER personnel to be present in its facilities at appropriate times for audits or observance in critical parts of the development as agreed upon by the Project Team. While at any facility, personnel shall comply with all security and' safety policies and procedures of the facility owner.

3.      COULTER RESPONSIBILITIES.

3.1     License to Use of COULTER Cell Line and Intellectual Property.
        COULTER hereby grants to THOMAE [...***...] to use the Cell Line, Process and COULTER Confidential Information solely for the purpose of conducting the Project.

3.2     Materials and Information to be Provided.
        To enable THOMAE to begin and continue the Project, COULTER shall perform the work and tasks as laid down and detailed in APPENDIX 9 hereto and shall provide all materials and information as laid down therein.

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4.      THOMAE RESPONSIBILITIES.

4.1     General.
        In the course of this Agreement THOMAE shall perform the work and tasks as laid down and detailed in APPENDIX 10 hereto.

4.2     Documentation.
        As soon as reasonably available THOMAE shall provide COULTER with the CMC-part of the BLA (all other parts of registration and the registration itself being the task and responsibility of COULTER), in formats to be mutually agreed upon. Such CMC-part shall be in English and shall contain all required portions of the respective filing as laid down in APPENDIX 2 hereto. All information provided under this section shall be deemed to be COULTER Confidential Information, except for THOMAE Confidential Information.

4.3     Stability Program.
        The Stability Program shall be performed by THOMAE as laid down in APPENDIX 4 hereto. The timeline for this work is laid down in the Master Projectplan including Project Timeline (Appendix 1).

4.4     Additional Work.
        On request of COULTER, THOMAE shall perform additional work to sustain the progress of the Project on conditions in terms of money, time and scope to be subject to mutual agreement of the parties hereto

4.5     Reference to THOMAE's ELA.
        COULTER will be authorized by THOMAE to reference THOMAE's ELA with respect to the manufacture of the Product in support of COULTER's ELA.

4.6     BLA Timelines.
        COULTER will determine the filing date for the BLA. The current timeline is listed in Appendix 1 and may be changed from time to time in writing by COULTER. THOMAE will make reasonable efforts to meet the current timeline. If THOMAE is unable to meet the deadline, THOMAE expressly agrees that COULTER may file as planned and THOMAE data will be filed in an amendment to the BLA.

5.      PROJECT TO BE CONDUCTED ON [...***...] BASIS.

        The Project shall be conducted by THOMAE for COULTER on [...***...] basis, in consideration of payment by COULTER of the Project Fee.

        COULTER acknowledges that the Project is experimental in nature and that no favorable or useful result can be assured by THOMAE. Accordingly provided THOMAE has complied with the terms of this Agreement, THOMAE shall not be responsible to COULTER for any failure of fermentations or inability to obtain useful yields of Product, and the Project Fee shall be payable in full regardless of result unless the Project is terminated prior to its scheduled completion pursuant to Section 12 hereof.



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6.      PROJECT FEE.

        COULTER shall pay THOMAE a Project Fee of [...***...] for the services provided in carrying out the Project. This fee includes THOMAE's work according to Article(degree)4 hereof. Disposal of organic and hazardous waste is included in the Project Fee. The Project Fee shall be payable in [...***...] as provided for in the Master Projectplan (APPENDIX 1).

        THOMAE shall have the right to receive adequate installments according to the progress of the Project, in accordance with APPENDIX 1.

        Each invoice shall be payable within 60 clays following of the respective due date as laid down in the Master Projectplan (APPENDIX 1) and upon receipt by COULTER of the report for each section of the workplan which result in an invoice, whatever is later.

7.      ORDERING START-UP MATERIAL FOR [...***...] HARVEST.
        COULTER and THOMAE expect that a raw material purchase for Phase III will be necessary prior to the signment of this Agreement. This is already covered by the Amendment No. 1 to the Feasibility Agreement as of June 2, 1997 for the amount of [...***...].

8.      OWNERSHIP OF PROJECT DATA / FUTURE ACTIVITIES / COMMERCIAL PRODUCTION.

8.1     Ownership of Project Data.
        In consideration of the Project Fee, THOMAE shall carry out the Project and transfer all relevant information and materials obtained in the course of the Project to COULTER. However, this shall not apply to information regarding THOMAE's facility and technical equipment. All transferred information including but not limited to inventions, know-how, data, trade secrets and materials - with the exception of THOMAE Confidential Information - shall be the sole and exclusive property of COULTER and COULTER shall have the right to use such information for any purpose without further obligation to THOMAE.

        COULTER shall have a [...***...] license to use THOMAE Confidential Information that is used in carrying out the process to file for regulatory approval, market, and sell the Product.

8.2     Further Future Activities regarding Research and Development.
        If the results of the Project are favorable, THOMAE and COULTER may confer to determine if additional work should be undertaken pursuant to subsequent agreement between THOMAE and COULTER. Neither party shall be obligated to conduct any further undertakings on behalf of the other except as provided for herein or as may be mutually agreed and set forth in a subsequent written agreement.

        COULTER shall not assert any right to use THOMAE facilities at any future date as a result of its use of THOMAE facilities pursuant to this Agreement.

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8.3     THOMAE's Right for Commercial Production and Supply.
        The parties acknowledge and agree that, in case COULTER decides to commercialize the Product, and provided the Product is held biologically equivalent by the respective regulatory authorities of the USA and EU, THOMAE has [...***...] to produce and supply commercial quantities of the Product (in bulk drug, final product and/or finished product form) to COULTER within its respective capacity not exceeding the present forecast estimation of COULTER as laid down in APPENDIX 11.

        Promptly upon the execution of this Agreement the parties shall negotiate in good faith and consummate a multi-year commercial supply agreement at the earliest opportunity for the supply by THOMAE of commercial quantities of the respective Product for the period as of first commercial marketing until [...***...] any prolongation to be subject to separate agreement of the parties. This commercial supply agreement shall be [...***...].

8.4     Terms and Conditions of Supply Agreement.
        Such agreement shall contain terms and conditions customary for such a supply agreement.

        In particular, the parties hereby agree that the pricing from THOMAE for the Product under such supply agreement shall be in accordance with a volume discount pricing matrix as set forth in Appendix 7 attached hereto, which pricing matrix will establish an absolute initial price ceiling for the Product under the supply agreement and will provide a framework to establish the Product costs for variable length production campaigns.

        In APPENDIX 11 COULTER has laid down its present forecast estimation of its total requirements of Product. This forecast is non-binding however, THOMAE's capacity planning for commercial supply is based on and ceiled by COULTER's forecast.

        THOMAE will make reasonable efforts to provide additional material as requested by COULTER and the Parties shall negotiate the terms and conditions (e.g. in time and money) thereof in good faith..

9.      REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION.

9.1     COULTER.
        COULTER hereby represent, warrant and agree that:

        (a) COULTER is free to supply the Cell Line and COULTER Confidential Information to THOMAE;

        (b) COULTER is not aware of any special or unusual hazards involved in handling the Cell Line or Product;

        (c) COULTER has full corporate authority, subject to Board of Directors approval to enter into this Agreement and this Agreement is binding upon COULTER in accordance with its terms; and

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        (d)    COULTER shall indemnify, defend and hold THOMAE, its affiliates, and their respective officers, employees and agents harmless from and against all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), including injury to persons or damage to property resulting from (i) any breach of the representations and warranties made by COULTER under this Section, or (ii) as a result of any claim of infringement of the intellectual property rights of a third party based upon THOMAE's activities in implementing the Process or producing the Product in accordance with the instructions and documentation provided by COULTER or developed in the course of the Project, or (iii) as a result of the use by COULTER of the results of the Project or the use of any Product by COULTER or any third party.

        [...***...]

9.2     THOMAE.
        THOMAE hereby represents, warrants and agrees that:

        (a) THOMAE is the owner of the facilities and THOMAE Confidential Information to be used for purposes set forth in this Agreement;

        (b) THOMAE is not aware of any special or unusual hazards that would arise as a result of its carrying out of the Project as planned;

        (c) THOMAE has full corporate authority, subject to Board of Directors approval to enter into this Agreement and this Agreement is binding upon THOMAE in accordance with its terms; and

        (d) THOMAE shall indemnify, defend and hold COULTER and its officers, employees and agents harmless from and against all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), including injury to persons or damage to property, resulting (i) from any breach of the representations and warranties made by THOMAE under this Section, or (ii) of any claim that THOMAE has violated any local law or ordinance in carrying out its biotechnical manufacturing responsibilities under this Agreement, or (iii) of any claim of infringement of the intellectual property rights of a third party based upon THOMAE's use of THOMAE Confidential Information.

        [...***...]


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10.     LIABILITY.

10.1    No Warranty of Merchantability or Fitness.
        THOMAE shall provide the results of the Project to COULTER without any warranty of any kind, express or implied, including, without limitation, any warranties of merchantability or fitness for a particular purpose. THOMAE warrants solely that the Project shall be conducted as described to COULTER and in accordance with this Agreement and all applicable laws, and that any documentation of Project results or procedures provided to COULTER by THOMAE shall be accurate in all material respects.

10.2    Limitation of Liability.
        THOMAE has no knowledge or awareness of or control over the manner in which COULTER intends to use any Product or results obtained in the Project, and in particular does not know whether COULTER intends to use such Product or results for a therapeutic or other pharmaceutical purpose, whether in preclinical or clinical studies or otherwise. THOMAE shall not be liable to COULTER for any losses, damages, costs or expenses of any nature incurred or suffered by COULTER or by a third party, arising out of any dispute or other claims or proceedings made by or brought against COULTER in respect of the results of the Project, or the use of any Product by COULTER or by a third party (including, without limitation, product liability claims and claims by a third party alleging infringement of its intellectual property rights), nor shall THOMAE be responsible in any way for dealing with any such disputes, claims or proceedings.

        COULTER shall indemnify, defend and hold THOMAE, its affiliates and their respective officers, employees and agents harmless from and against all such losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees).

10.3    Maximum Amount.
        THOMAE undertakes to use its best efforts to perform the Project under the Master Project plan and to meet the target dates set forth in Appendix 1 hereto. However, due to the biological nature of the work to be performed hereunder THOMAE's liability under this Agreement shall in no event amount to more than the cost for the replacement of [...***...].

10.4    Product and/or Materials destroyed at THOMAE facilities.
        THOMAE shall be liable for Product and/or Materials destroyed at THOMAE facilities.

11.     CONFIDENTIALITY.

11.1 THOMAE shall not disclose COULTER Confidential Information to any person other than its employees or employees of affiliated companies of the Boehringer Ingelheim group who have a need to know such information in order to perform their duties in carrying out the Project hereunder.


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11.2    COULTER shall not disclose any THOMAE Confidential Information to any person other than

        (a) its employees or consultants who are bound by similar obligations of confidentiality and who have a need to know such information in order to provide direction to THOMAE or evaluate the results of the Project, or

        (b) regulatory authorities, for example, the FDA, that require such information in order to review an IND or other regulatory filing.

11.3 The obligations of confidentiality applicable to COULTER Confidential Information and THOMAE Confidential Information shall not apply to any information that is:

        (a) known publicly or becomes known publicly through no fault of the recipient;

        (b) learned by the recipient from a third party entitled to disclose it;

        (c) developed by the recipient independently of information or materials obtained from the disclosing party;

        (d) already known to the recipient before receipt from the disclosing party, as shown by its prior written records;

        (e) required to be disclosed by law, regulation or the order of a judicial or administrative authority; or

        (f)    released with the prior written consent of the disclosing party.

11.4 No right or license, either express or implied, under any patent or proprietary right is granted hereunder by virtue of the disclosure of COULTER Confidential Information or THOMAE Confidential Information. Either party shall be entitled to injunctive relief in the event of a breach of this Agreement by. the other party. The obligations of both parties under this Section 11 shall survive the expiration or termination of this Agreement. Both COULTER and THOMAE shall use reasonable and customary precautions to safeguard COULTER Confidential Information and THOMAE Confidential Information, including ensuring that all employees or consultants who are provided access to such information are informed of the confidential and proprietary nature of such information and understand that all such information is required to be maintained confidential.



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12.     TERM AND TERMINATION.

12.1    Term.
        This Agreement shall, unless terminated earlier, commence as of the Effective Date and shall terminate upon the date of payment of the last sum due hereunder, or upon the date when the last services required to be performed hereunder are performed, whichever date shall last occur.

12.2    Right to Terminate.
        If it becomes apparent to either party at any stage of the Project that it will not be possible to carry out the Project for material scientific or technical reasons or as a result of Force Majeure, the parties shall permit thirty (30)) business days or as mutually agreed by the parties for discussion to resolve, if possible, the scientific or technical issue giving rise to the problem. If the parties fail to resolve the problem, either party shall have the right to terminate this Agreement effective upon written notice to the other or to identify a mutually agreed upon way to work around the Force Majeure. In the event of such termination, the amount due to THOMAE hereunder shall include [...***...] and [...***...].

        Either party may terminate this Agreement effective upon written notice if either of the following events occurs.

        (a) The other party commits a material breach of this Agreement and the material breach is not remedied within 30 days after the receipt of written notice identifying the material breach and requiring its remedy; or

        (b) The other party (I) becomes unable to pay its debts as they become due, (II) suspends payment of its debts, (III) enters into or becomes subject to corporate rehabilitation or bankruptcy proceedings or liquidation or dissolution, (IV) makes an assignment for the benefit of its creditors or (V) seeks relief under any similar laws for debtor's relief.

12.3    Effect of Termination.
        Upon the expiration or termination of this Agreement:

        (a) At the request of COULTER, THOMAE shall either destroy the Cell Line as well as the material derived from its culture or deliver the same to COULTER or a party nominated by COULTER at COULTER's cost and shall promptly return all COULTER Confidential Information to COULTER; except for a single copy and/or sample of each material for documentation purposes only. [...***...] and

        (b) COULTER shall promptly return all THOMAE Confidential Information to THOMAE, except for a single copy and/or sample for documentation purposes only.

               The respective rights of THOMAE and COULTER to indemnification as set forth in Section 9 hereof shall survive termination of this Agreement with respect to any claims that relate to or derive from the Project, or any acts or failures to act,


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               of either THOMAE or COULTER in connection with the Project that occur prior to termination.

        Section 8.1 shall survive termination of this Agreement; paragraphs 11.1, 11.2, 11.3 and 11.4 shall survive termination of this Agreement for a period of [...***...] from the Start Date.

13.     FORCE MAJEURE.

        Neither party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts due hereunder) occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, prevention from or hindrance in obtaining energy or other utilities, labor disputes of whatever nature or any other reason beyond the control of either party.

14.     PUBLICITY.

        No press release or other form of publicity regarding the Project or this Agreement shall be permitted by either party to be published unless both parties have indicated their consent to the form of the release in writing.

15.     NOTICES.

        Any notice required or permitted to be given hereunder by either party shall be in writing and shall be (a) delivered personally, (b) sent by registered mail, return receipt requested, postage prepaid or (c) delivered by facsimile with immediate telephonic confirmation of receipt, to the addresses or facsimile numbers set forth below:

        If to THOMAE: Dr. Karl Thomae GmbH
                             Birkendorfer Strasse 65
                             D-88397 Biberach an der Riss
                             Federal Republic of Germany
                             Attention: Prof. Dr. Roll G. Werner
                             (cc. Dr. Wolfgang Noe)
                             Fax: 0 73 51/54-51 31
                             Phone 0 73 51/54-48 00

        If to COULTER:Coulter Pharmaceutical Inc.
                             550 California Avenue, Suite 200
                             Palo Alto
                             California, USA, 94306-1440
                             Attention: Dr. Kent Iverson (cc. William G. Harris)
                             Fax: 415-842-1303
                             Phone 415-842-1304

        Each notice shall be deemed given (a) on the date it is received if it is delivered personally, (b) 1 day after the date it is postmarked if it is sent by certified United States

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        mail, return receipt requested, postage prepaid or (c) on the date it is received if it is sent by facsimile with immediate telephonic confirmation of receipt.

16.     APPLICABLE LAW.

        This Agreement shall be governed by and construed in accordance with the laws of the place of domicile of the party sued and the courts of the place of domicile of the party sued shall have exclusive jurisdiction over all legal matters and proceedings hereunder.

17.     COMPLIANCE WITH LAWS.

        THOMAE shall perform the work hereunder in conformance with GMP, as applicable, and all German and/or EEC laws, ordinances and governmental rules or regulations pertaining thereto.

18.     INDEPENDENT CONTRACTORS.

        Each of the parties hereto is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint ventures, nor of principal and agent between the parties hereto. Neither party shall hold itself out to third persons as purporting to act on behalf of, or serving as the agent of, the other party.

19.     WAIVER.

        No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

20.     SEVERABILITY.

        If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction all other provisions shall continue in full force and effect.

        The parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the economic legal and commercial objectives of the invalid or unenforceable provision.

21.     ENTIRETY.

        This Agreement, including any exhibits and appendices attached hereto and referenced herein, constitutes the full understanding of the parties and a complete and exclusive statement of the terms of their agreement, and no terms, conditions, understandings or agreements purporting to modify or vary the terms thereof shall be binding unless it is hereafter made in writing and signed by both parties. This Agreement has been prepared in English language and the English language shall control its interpretation.

22.     ASSIGNMENT.

        This Agreement shall be binding upon the successors and assigns of the Parties and the name of a party appearing herein shall be deemed to include the names of its successors and assigns, provided always that nothing herein shall permit any assignment by either party, except as THOMAE may assign this Agreement to an affiliated company taking over the operative biotech business of THOMAE, and COULTER may assign in the case of a merger or acquisition or transfer of list assets related to the Agreement.



IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

COULTER PHARMACEUTICAL INC.          DR. KARL THOMAE GmbH

By /s/ William G. Harris           /s/ Dr. Jacob        /s/ Dr. Micheberger
   ---------------------------     ---------------------------------------------

Title  Vice President and CFO        Dr. Jacob            Dr. Michelberger
     ------------------------      ---------------------------------------------
                                   (Member of the Board)  (Head of Legal Dept.)


Date    October 30, 1997                22 October 1997
    -------------------------      ---------------------------------------------



APPENDICES:

Appendix 1     Master Project plan including Project Timeline

Appendix 2     Tasks of the parties with respect to Documentation and THOMAE's
               Documentation Work regarding CMC-part of BLA

Appendix 3     Present cost estimate for initial material (see Appendix 1 to the
               Amendment No. 1 to the Feasibility Agreement)

Appendix 4     Stability Program

Appendix 5     Specifications and Test Methods for the Product

Appendix 6     Project Managers and Project Team Members

Appendix 7     Basic Production Assumptions and Pricing System for Commercial
               Supply

Appendix 8     Flow Chart on Fermentation, Purification and Filling Process

Appendix 9     COULTER's Responsibilities

Appendix 10    THOMAE's Tasks in Detail

Appendix 11    Forecast Estimation of COULTER's total Requirements of Product

APPENDIX 1
--------------------------------------------------------------------------------
                          MASTER PROJECTPLAN : ANTI-B1
                         COULTER PHARMACEUTICAL / THOMAE
                Forecast of proposed Workscope and Cost Estimate
                    Scale up to Commercial Scale [...***...]
--------------------------------------------------------------------------------
   TIME                                                  TOTAL        DATE OF
   LINE                    WORKSCOPE                     COST         INVOICE
                                                      [...***...]
--------------------------------------------------------------------------------
[...***...]  [...***...]                              [...***...]    [...***...]
--------------------------------------------------------------------------------

APPENDIX 1
                          MASTER PROJECT PLAN: ANTI-B1
                         COULTER PHARMACEUTICALS/THOMAE

Premises:

Fermentation / Purification Process
        [...***...]


Filing Process
        [...***...]




*Confidential Treatment Requested

                                   APPENDIX 1

                   TIMELINE COULTER ANTI-B1 MANUFACTURING H84



                                   [...***...]




*Confidential Treatment Requested

                                   APPENDIX 2:

         TASKS OF THE PARTIES WITH RESPECT TO DOCUMENTATION AND THOMAE'S
                  DOCUMENTATION WORK REGARDING CMC-PART OF BLA
                          BIOLOGICS LICENSE APPLICATION
--------------------------------------------------------------------------------
Table of Content                                                   Data Source
--------------------------------------------------------------------------------

I.  INTRODUCTION
--------------------------------------------------------------------------------

II. DRUG SUBSTANCE

    A.  DESCRIPTION AND CHARACTERIZATION

        1.  Description

        2.  Characterization / Proof of Structure


            a.   Physicochemcial Characterization of               [...***...]
                 Reference Standard and Qualifing Lots
--------------------------------------------------------------------------------
            b.   Biological Activity
                                                                   [...***...]
--------------------------------------------------------------------------------

    B.     MANUFACTURER(S)

           1.    Identification

           2.    Floor Diagram

           3.    Other Products                                    [...***...]


    C.     METHOD(S) OF MANUFACTURE

           1.    Raw Material

           2.    Flow Charts
-------------------------------------------------------------------------------
           3.    Detailed Description

                 a.   Animals Sources

                 b.   Cellular Sources


                      i.  Cell Substrate Monoclonal Antibodies     [...***...]



                      ii. Cell Seed Lot System


                          A. Master Cell Bank                      [...***...]
--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
Table of Content                                                   Data Source
--------------------------------------------------------------------------------

                          B. Working Cell Bank                     [...***...]
--------------------------------------------------------------------------------

                          C. End of Production Cells (EPC)


                      iii. Cell Growth and Harvesting              [...***...]


                 c.   Purification and Downstream Processing


           4.    Batch Record
--------------------------------------------------------------------------------

    D.     PROCESS CONTROL

           1.    In-Process Controls
-------------------------------------------------------------------
           2.    Process Validation

                 a. Validation Studies for the Cell Growth and Harvesting Process


                 b.   Validation Studies for the Purification      [...***...]
                      Process
-------------------------------------------------------------------
                 c.   Microbiology
--------------------------------------------------------------------------------

    E.     REFERENCE STANDARD(S)


           1.    Primary Reference Standard                        [...***...]
-------------------------------------------------------------------

           2.    Working Reference Standard (is Used)
--------------------------------------------------------------------------------

    F.     SPECIFICATION / ANALYTICAL METHODS

           1.    Drug Substance Specification and Tests

                 a.   Specifications and Analytical Methods

                 b.   Certificates of Analysis and Analytical
                      Results
-------------------------------------------------------------------
           2.     Impurities Profile
-------------------------------------------------------------------

    G.     CONTAINER / CLOSURES SYSTEM                             [...***...]
--------------------------------------------------------------------------------

    H.     DRUG SUBSTANCE STABILITY                                [...***...]
--------------------------------------------------------------------------------

III. DRUG PRODUCT                                                  [...***...]

    A.     COMPOSITION

    B.     SPECIFICATIONS & METHODS DRUG INGREDIENTS

           1.    Drug Substance Including all active Ingredients

--------------------------------------------------------------------------------
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



--------------------------------------------------------------------------------
Table of Content                                                   Data Source
--------------------------------------------------------------------------------
           2.    Excipients

                  a.     Compendial Excipient(s)

                  b.     Non-Compendial Excipient(s)
--------------------------------------------------------------------------------

    C.     MANUFACTURER(S)

    D.     METHODS OF MANUFACTURE AND PACKAGING                    [...***...]

    E.     SPECIFICATION & TEST METHODS FOR DRUG PRODUCT

           1.     Sampling Procedures                              [...***...]

           2.     Specification & Methods                          [...***...]

    F.     CONTAINER / CLOSURE SYSTEM                              [...***...]

    G.     MICROBIOLOGY                                            [...***...]
--------------------------------------------------------------------------------

    H.     DRUG PRODUCT STABILITY                                  [...***...]
--------------------------------------------------------------------------------

IV. INVESTIGATIONAL PRODCUT/FORMULATION                            [...***...]
--------------------------------------------------------------------------------

V.  ENVIRONMENTAL ASSESSMENT

VI. METHOD VALIDATION                                              [...***...]

VII.REFERENCES
--------------------------------------------------------------------------------




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



APPENDIX 3 THE START-UP MATERIAL IS ALREADY COVERED BY THE AMENDMENT NO. 1 TO THE FEASIBILITY AGREEMENT OF JUNE 2, 1997

--------------------------------------------------------------------------------
                 START-UP MATERIAL COMMERCIAL SCALE [...***...]
                          MASTER PROJECTPLAN : ANTI-B1
--------------------------------------------------------------------------------

                                       Quantity     Price/Unit     Total Amount

                                                    [...***...]     [...***...]
--------------------------------------------------------------------------------

Start-up  Material  Commercial Scale
[...***...]
--------------------------------------------------------------------------------

Fermentation

        [...***...]                   [...***...]   [...***...]     [...***...]
--------------------------------------------------------------------------------

Purification

        [...***...]                   [...***...]   [...***...]     [...***...]
--------------------------------------------------------------------------------

Total Start-up Material                                             [...***...]
--------------------------------------------------------------------------------
[...***...]


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



APPENDIX 4


STABILITY STUDIES


------------------------------------------------------------------------------------------------
            DESCRIPTION                      CONDITIONS                   TIME POINTS
------------------------------------------------------------------------------------------------
[...***...] L Lot No. 1 - Intermediate       [...***...]         To  be  defined  once  process
                                                                 and hold steps
------------------------------------------------------------------------------------------------
                                             [...***...]         are finalized
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
[...***...] L Lot Nos. 1, 2 & 3 - FVP        [...***...]         [...***...] months
------------------------------------- -------------------------- -------------------------------
                                             [...***...]         [...***...] months
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
[...***...] L Not Nos. 1, 2 & 3 - Bulk        [...***...]         [...***...] months
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                             [...***...]         [...***...] months
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                             [...***...]         [...***...] days
------------------------------------------------------------------------------------------------



------------------------------------- -------------------------- -------------------------------
            TEST METHOD                         BULK                    FINAL CONTAINER
================================================================================================
            [...***...]                      [...***...]                  [...***...]
------------------------------------------------------------------------------------------------
            [...***...]                      [...***...]                  [...***...]
------------------------------------------------------------------------------------------------
            [...***...]                      [...***...]                  [...***...]
------------------------------------------------------------------------------------------------
            [...***...]                      [...***...]                  [...***...]
------------------------------------------------------------------------------------------------
            [...***...]                      [...***...]                  [...***...]
------------------------------------------------------------------------------------------------
            [...***...]                      [...***...]                  [...***...]
------------------------------------------------------------------------------------------------
            [...***...]                      [...***...]                  [...***...]
------------------------------------------------------------------------------------------------
            [...***...]                      [...***...]                  [...***...]
------------------------------------------------------------------------------------------------
            [...***...]                      [...***...]                  [...***...]
------------------------------------------------------------------------------------------------
            [...***...]                      [...***...]                  [...***...]
------------------------------------------------------------------------------------------------



*Confidential Treatment Requested

APPENDIX 5 a


------------------------------------------------------------------------------------------------
Product Specification                            Doc. Number: PSP/PCP XXXXX
ANTI-B1 ANTIBODY BULK                            Effective Date: DRAFT
Manufactured by Dr. Karl Thomae GmbH             Page Number: 1 of 3
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
PRODUCT DESCRIPTION
------------------------------------------------------------------------------------------------
Purified Monoclonal Antibody Bulk directed against [...***...] formulated in
[...***...].
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
PART NUMBER:                     LOT NUMBER:                     STORAGE CONDITIONS [...***...]
------------------------------------------------------------------------------------------------
MANUFACTURER: THOMAE             MANUFACTURE DATE                EXPIRATION DATE [...***...]
------------------------------------------------------------------------------------------------
ATTRIBUTE                        TEST METHOD                     SPECIFICATION
------------------------------------------------------------------------------------------------
QUALITY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]


------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
IDENTITY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     Comparable to Reference;
                                                                 Report pl range of bands
                                                                 present
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     Comparable to Reference
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
COMPOSITION
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
-------------------------------- ------------------------------- -------------------------------



------------------------------------------------------------------------------------------------
PURITY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
                                                                 Comparable to Reference
                                                                 Reduced:
                                                                 Comparable to Reference
                                                                 [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
                                                                 Comparable to Reference
                                                                 Report Results
------------------------------------------------------------------------------------------------

*Confidential Treatment Requested



APPENDIX 5 a

------------------------------------------------------------------------------------------------
POTENCY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
SAFETY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
FOR INFORMATION ONLY
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
           ATTRIBUTE                      TEST METHOD                    SPECIFICATION
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------

*Confidential Treatment Requested

APPENDIX 5 b


------------------------------------------------------------------------------------------------
Product Specification                            Doc. Number: PSP/PCA XXXXX
ANTI-B1 FINAL BAGGED PRODUCT                     Effective Date: DRAFT
for further manufacturing                        Page Number: 1 of 3
Manufactured by Dr. Karl Thomae GmbH
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
PRODUCT DESCRIPTION
------------------------------------------------------------------------------------------------
Purified Monoclonal Antibody directed against [...***...] formulated in
[...***...].
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
PART NUMBER:                     LOT NUMBER:                     STORAGE CONDITIONS [...***...]
------------------------------------------------------------------------------------------------
MANUFACTURER: THOMAE             MANUFACTURE DATE                EXPIRATION DATE [...***...]
------------------------------------------------------------------------------------------------
ATTRIBUTE                        TEST METHOD                     SPECIFICATION
------------------------------------------------------------------------------------------------
QUALITY
------------------------------------------------------------------------------------------------
Label                            [...***...]                     Identical to file copy
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
IDENTITY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     Comparable to Reference;
                                                                 Report pl range of bands
                                                                 present
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
COMPOSITION
------------------------------------------------------------------------------------------------
[...***...]                      Mass                            [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
PURITY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
                                                                 Comparable     to    Reference
                                                                 Reduced:
                                                                 Comparable to Reference
                                                                 [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
                                                                 Comparable to Reference;
                                                                 Report Results
------------------------------------------------------------------------------------------------

*Confidential Treatment Requested


APPENDIX 5 b

------------------------------------------------------------------------------------------------
POTENCY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
SAFETY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


[...***...]
[...***...]


------------------------------------------------------------------------------------------------
FOR INFORMATION ONLY
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
           ATTRIBUTE                      TEST METHOD                    SPECIFICATION
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


*Confidential Treatment Requested



APPENDIX 5 c

------------------------------------------------------------------------------------------------
Product Specification                            Doc. Number: PSP/PCA XXXXX
ANTI-B1 ANTIBODY FINAL VIALED PRODUCT            Effective Date: DRAFT
Manufactured by Dr. Karl Thomae GmbH             Page Number: 1 of 2
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
PRODUCT DESCRIPTION
------------------------------------------------------------------------------------------------
Purified Monoclonal Antibody directed against [...***...] formulated in
[...***...]

------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
ATTRIBUTE                        TEST METHOD                     SPECIFICATION
------------------------------------------------------------------------------------------------
QUALITY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     Identical to file copy
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
                                                                 [...***...]
                                                                 [...***...]

------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
IDENTITY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     Comparable to Reference;
                                                                 Report pl range of bands
                                                                 present
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
COMPOSITION
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
PURITY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
                                 [...***...]                     Comparable to Reference
                                                                 Reduced:
                                                                 Comparable to Reference
                                                                 [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
                                 [...***...]                     Comparable to Reference;
                                                                 Report Results
------------------------------------------------------------------------------------------------


*Confidential Treatment Requested


APPENDIX 5 c

------------------------------------------------------------------------------------------------
POTENCY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
SAFETY
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                      [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


[...***...]
[...***...]


------------------------------------------------------------------------------------------------
FOR INFORMATION ONLY
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
           ATTRIBUTE                      TEST METHOD                    SPECIFICATION
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------
[...***...]                               [...***...]                     [...***...]
------------------------------------------------------------------------------------------------


*Confidential Treatment Requested

APPENDIX 6

                          MASTER-PROJECTPLAN: ANTI - B1
                       COULTER PHARMACEUTICALS INC. THOMAE
                   PROJECT MANAGERS AND PROJECT TEAMS MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
ACTIVITY                                                       THOMAE                                     COULTER
------------------------------------------------------------------------------------------------------------------------------------
STEERING COMMITTEE                                          [...***...]                                 [...***...]
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                                              [...***...]                                 [...***...]
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS                                                   [...***...]                                 [...***...]
------------------------------------------------------------------------------------------------------------------------------------
QUALITY CONTROL, ANALYTICAL CHEMISTRY                       [...***...]                                 [...***...]
------------------------------------------------------------------------------------------------------------------------------------
QUALITY ASSURANCE                                           [...***...]                                 [...***...]
------------------------------------------------------------------------------------------------------------------------------------
REGULATORY                                                  [...***...]                                 [...***...]
------------------------------------------------------------------------------------------------------------------------------------
PROJECT MANAGEMENT                                          [...***...]                                 [...***...]
------------------------------------------------------------------------------------------------------------------------------------
DEVELOPMENT                                                 [...***...]                                 [...***...]
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING                                               [...***...]                                 [...***...]
------------------------------------------------------------------------------------------------------------------------------------

*Confidential Treatment Requested

APPENDIX 7

------------------------------------------------------------------------------------------------
                          MASTER PROJECTPLAN : ANTI B1
                         COULTER PHARMACEUTICAL / THOMAE
------------------------------------------------------------------------------------------------
        Basic Production Assumptions and Pricing System for Commercial Supply
------------------------------------------------------------------------------------------------
MANUFACTURING PROCESS PARAMETERS BULK PRODUCT

        Scale                                [...***...]         [...***...]        [...***...]
        Titer                                [...***...]         [...***...]        [...***...]
        Overall Yield                        [...***...]         [...***...]        [...***...]
        Total amount per run                 [...***...]         [...***...]        [...***...]
------------------------------------------------------------------------------------------------
PRICE PER GRAM RELEASED PURIFIED BULK MATERIAL

                   Quantity per year      Price per gram      Price per gram     Price per gram

                         [...***...]         [...***...]         [...***...]        [...***...]
                         [...***...]         [...***...]         [...***...]        [...***...]
                         [...***...]         [...***...]         [...***...]        [...***...]
                         [...***...]         [...***...]         [...***...]        [...***...]
------------------------------------------------------------------------------------------------
STERILE LIQUID FILLING [...***...] VIAL
        Batch Size [...***...]
        Final Dosage [...***...]
        Fill Volume [...***...]
        Price  per   released   Vial                                                [...***...]
[...***...]
------------------------------------------------------------------------------------------------
*) S = SURCHARGE
        If the annual Quantity falls below the Minimum Quantity of [...***...]
        of anti-B1 Thomae will charge Coulter an annual surcharge, calculated as follows:
        [...***...]-
        [...***...]
        [...***...]
------------------------------------------------------------------------------------------------


*Confidential Treatment Requested

                        APPENDIX 8A: FERMENTATION SCHEME

                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


*Confidential Treatment Requested

                          APPENDIX 8B: RECOVERY SCHEME


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


                                   [...***...]


*Confidential Treatment Requested

                         APPENDIX 8C: FINAL VIAL SCHEME


                                   [...***...]

                                   [...***...]

                                   [...***...]

                                   [...***...]

                                   [...***...]

                                   [...***...]

                                   [...***...]



*Confidential Treatment Requested

APPENDIX 9


COULTER'S RESPONSIBILITIES


1.      Materials and Information to be Provided

        (a) sufficient vials of the Master Cell Bank [...***...] to enable Thomae to begin quarantine testing of [...***...] Cell bank.

        (b) a Certificate of Analysis specifying [...***...] for complete testing of the original [...***...] Master Cell Bank.


2.      ACTIVITIES TO BE PERFORMED

As the Project is carried out, Coulter shall:

        (a) conduct and conclude its existing Master Cell Bank [...***...] stability testing program and supply data and results to Thomae as needed to assist with documentation of [...***...]; and

        (b) at the request of Thomae, transfer to Thomae on a continuous basis any available additional information concerning the Process, analytical test methods, reference materials and any critical reagents that Coulter deem necessary to facilitate the Project.

        (c)    provide Thomae with following parts of the BLA: [...***...]

        (d)    CPI retains final responsibility for [...***...].

        (e)    CPI will [...***...].

        (f)    Coulter will be responsible for definition of a [...***...].

*Confidential Treatment Requested

APPENDIX 10


1.      THOMAE RESPONSIBILITIES (PHASE I-III)

1.1     Control of Cell Line
        Thomae shall maintain the Cell Line in safe and secure storage under its control in its facilities and shaft not permit the transfer of the Cell Line to any third party that is not specifically authorized by Coulter. Thomae shall comply with all applicable regulatory requirements relating to general safety and biosafety in handling the Cell Line and any raw materials used in the Project.

1.2     Quarantine and Testing
        Commencing as of the Start Date, Thomae will quarantine and test the Cell Line samples provided to it in order to verify that the Cell Line is suitable for introduction into Thomae's facilities. The quarantine and testing time is estimated to be about [...***...].

1.3     Fermentation
        Following verification of the Cell Line, Thomae will adapt the Coulter cell line [...***...] in its pilot facility to a generic Thomae process as laid down in the Master Projectplan (Appendix 1 ).

        Within the scope of the Process described by Thomae. Thomae will [...***...] to adapt the Process and achieve success in establishing a suitable process in its fermentors, followed by implementation of the process as an applicable large-scale form, laid down in the Master Projectplan (Appendix 1).

1.4     Downstream Processing
        Upon completion of fermentation at the respective scale, Thomae shall adapt a suitable generic downstream process and adequate purification steps of the process in its facilities. Thomae will [...***...] to establish and document, in its facilities, analytical methods for inprocess control, release testing and characterization of the product as laid down in the Master Projectplan (Appendix 1).

1.5 Contractor will be responsible for performing all testing according to the bulk and final product specifications.

1.6 Contractor will be responsible for stability studies for the [...***...] lots to establish shelf life according to a protocol reviewed and approved by CPI.

1.7     Sterile Liquid Filling Process
        If purification of the Product is successful, Thomae will [...***...] to establish a sterile liquid filling process for the Product in its facility.

1.8     Cleaning Validation
        Thomae will establish cleaning validation protocols and reports that have been employed on the Coulter process in Thomaes facilities. Based upon this information and its own facility operating procedures. Thomae shall develop appropriate cleaning protocols.


*Confidential Treatment Requested

1.9     Materials and Information to be Delivered
        Thomae will provide Coulter with the materials and information as described in the Master Projectplan (Appendix 1 ) at the times indicated therein.

1.10    Product to be Delivered
        Based upon the premises (Appendix 1 ) attached, and if the basic process parameters are met, Thomae shall supply Product derived from the Project as laid down in Appendix 1 to Coulter for clinical testing and market supply. All product produced in the course of the Project shall be retained by Thomae, stored under conditions specified by Coulter not longer than [...***...] as of production, and delivered to Coulter as instructed by Coulter and at the cost and risk of Coulter.

1.11    Prior Approval
        Prior to implementing any deviation from the Process, Thomae shall notify Coulter and obtain the approval of the Project Manager or other responsible person at Coulter. Additional development work beyond the Project activities shall be approved by Coulter and shall be charged separately.

1.12    Retention Samples
        Thomae shall isolate, identify and retain samples of all raw materials used in fermentations carried out in the course of the Project, obtain retention samples of Process media at appropriate time points in each fermentation, and retain samples of Product at each appropriate stage of purification. Retention samples shall be provided to Coulter at its request within [...***...]. Shipment shall be at the cost and risk of Coulter.


*Confidential Treatment Requested

APPENDIX 11


Manufacturing Forecast for Coulter B1 Therapy
Draft for Discussion Purposes only

                                          YEARS
(IN GRAMS)             [...***...]  [...***...]     [...***...]  [...***...]   [...***...]


US Demand              [...***...]  [...***...]     [...***...]  [...***...]   [...***...]

European Demand        [...***...]  [...***...]     [...***...]  [...***...]   [...***...]

Total Demand           [...***...]  [...***...]     [...***...]  [...***...]   [...***...]

Assumes:
[...***...]
[...***...]

*Confidential Treatment Requested